UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 20, 2009

                               NOVAGEN SOLAR INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   333-149617
                            (Commission File Number)

                                   98-0471927
                       (IRS Employer Identification No.)

         3044 BLOOR STREET W, SUITE 1440, TORONTO, ONTARIO     M8X 2Y8
             (Address of principal executive offices and Zip Code)

                                  647.628.5375
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES

On July 19, 2009, we issued 5,000,000 restricted common shares at $0.01 per share to the former shareholders of NSC in exchange for all of their shares in NSC in connection with our acquisition of all the issued and outstanding shares of NSC. The shares were issued without registration in reliance on an exemption provided by Regulation S promulgated under the Securities Act. No general solicitation was made in connection with the offer or sale of these securities. The common shares were surrendered to the Company on December 1, 2009, as part of the rescission of the acquisition of NSC.

On September 8, 2009, the Company issued 200,000 common shares to a director of the Company as consideration for his services as a director at the fair market value of $0.55 per share for a total of $110,000. The shares were issued without registration in reliance on an exemption provided by Regulation S promulgated under the Securities Act. No general solicitation was made in connection with the offer or sale of these securities. On March 31, 2010 the director surrendered these shares to the Company.

On December 31, 2009, we issued to Novagen Solar (Canada) Ltd. ("NSC") a non-interest bearing note in an amount equal to $50,000 that was convertible at the rate of the average volume weighted closing price of the common shares on the NASD over-the-counter bulletin board for a period of 10 business days prior to the surrender date and the conversion is deemed to have been effected on the 61st day following the surrender date. The note was issued as part of the rescission of our acquisition of NSC, to reimburse NSC for $50,000 in costs and expenses incurred by it in the acquisition of its sales license from RSi. The note was issued without registration in reliance on an exemption provided by Regulation S promulgated under the Securities Act. On August 10, 2010 we repaid the note in full. NSC is controlled by our sole officer and director.

On August 4, 2010 we completed an offering of 10,000,000 shares of our common stock at a price of $0.01 per share to the following purchasers in the amounts provided:

--------------------------------------------------------------------------------
NAME                                        AMOUNT PAID     COMMON SHARES ISSUED
--------------------------------------------------------------------------------
Gisela Mills (1)                                $50,000                5,000,000
Moneris Corporate Services Ltd. (2)             $15,000                1,500,000
Aberfoyle Investments LP                        $13,250                1,325,000
Novagen Solar (Canada) Ltd.                     $21,750                2,175,000
--------------------------------------------------------------------------------
The total cash amount received from the offering was $100,000. The shares were issued without registration in reliance on an exemption provided by Regulation S promulgated under the Securities Act. No general solicitation was made in connection with the offer or sale of these securities. Gisela Mills is the mother of our sole officer and director. Moneris Corporate Services Ltd. is controlled by Gisela Mills.

On August 4, 2010, we agreed to issue 5,855,800 shares of our common stock to a company controlled by our sole officer and director at a price of $0.01 per share, in full and final settlement of a debt of $58,558 owed by Novagen to our sole officer and director. The shares were issued without registration in reliance on an exemption provided by Regulation S promulgated under the Securities Act.

On August 4, 2010, we agreed to issue 15,138,800 shares of our common stock to a creditor of Novagen at a price of $0.01 per share, in full and final settlement of a debt of $151,388 owed by Novagen to the creditor. The shares were issued without registration in reliance upon exemptions provided by Sections 4(2) and 4(6) of the Securities Act and Regulation D promulgated thereunder.

On August 4, 2010, we agreed to issue 230,000 shares of our common stock to a creditor of Novagen at a price of $0.01 per share, in full and final settlement of a debt of $2,300 owed by Novagen to the creditor. The shares were issued without registration in reliance on an exemption provided by Regulation S promulgated under the Securities Act.

ITEM  5.01  CHANGES  IN  CONTROL  OF  REGISTRANT

On August 4, 2010, Novagen Solar Inc. (the "Company") entered into an agreement with Fahrinsland Capital LLC, a Nevada limited liability company ("Fahrinsland"), to issue 15,138,800 shares of the Company's common capital stock at $0.01 per share in full and final satisfaction of $151,380 in debt owing by the Company to Fahrinsland for services and expenses incurred on behalf of the Company. As a result of this transaction, Fahrinsland owns 34% of the Company's issued and outstanding common stock.

                           FORWARD-LOOKING STATEMENTS

Information in this registration statement contains "forward looking statements" which can be identified by the use of forward-looking words such as "believes", "estimates", "could", "possibly", "probably", "anticipates", "estimates", "projects", "expects", "may", or "should" or other variations or similar words. No assurance can be given that the future results anticipated by the forward-looking statements will be achieved. These statements constitute cautionary statements identifying important factors with respect to those forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results anticipated by those forward-looking statements. Such statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section titled "Risk Factors". Among the key factors that have a direct bearing on our results of operations are the effects of various governmental regulations, the fluctuation of our direct costs and the costs and effectiveness of our operating strategy. Other factors could also cause actual results to vary materially from the future results anticipated by those forward-looking statements.

The forward-looking statements are based upon management's current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. We do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, changes in assumptions, or otherwise.

As used in this Current Report on Form 8-K, all references to the "Company," "we," "our" and "us" for periods prior to the closing of the Reorganization refer to the Registrant, and for periods subsequent to the closing of the Reorganization refer to the Registrant and its subsidiaries. Information regarding the Company, NSC and the principal terms of the Reorganization are set forth below.

                            DESCRIPTION OF BUSINESS

OVERVIEW

Solar power systems are used in industrial, commercial and residential applications to convert sunlight directly into electricity. Higher global energy prices, increased environmental awareness and the desire for energy security are accelerating the adoption of solar power. Governments around the world have also implemented various tariffs, tax credits and other incentives designed to encourage the use of solar power.

Novagen Solar Inc. (the "Company") is a full service solar power developer based in Toronto, Ontario. Novagen will market, sell, design and install solar energy plants across North America, with an emphasis on turnkey commercial power systems, brownfield revitalization, land reclamation and off-grid community developments. Novagen's flexible business model will utilize best-in-class products in conjunction with innovative financial solutions to maximize solar yield and generate substantial value for our stockholders while contributing to energy security, social equity, and protection of the ecosystem upon which life depends. Novagen is strategically positioned to capitalize on the feed-in-tariff rates for photovoltaic energy currently in effect in Ontario, Canada.

CORPORATE  HISTORY

Novagen was incorporated in the State of Nevada on June 22, 2005 under the name of Pickford Minerals Inc. We were originally engaged in the exploration of mineral deposits in Labrador, Newfoundland, but due to higher than anticipated costs were unable to implement our exploration program. Motivated by developments in solar technology and believing that market conditions and legislative incentives were favorable, our management made a strategic decision in April 2009 to pursue opportunities in the solar industry.

On April 27, 2009, we entered into an agreement to acquire all the issued and outstanding shares of Novagen Solar (Canada) Ltd., a privately held Canadian corporation formed on February 14, 2009 ("stocktickerNSC"). At the time of the acquisition, stocktickerNSC was engaged in the marketing, sale and distribution of a portfolio of solar products based on leading technologies. On May 12, 2009, we changed our name to Novagen Solar Inc. The acquisition of stocktickerNSC closed on July 10, 2009. Since closing the acquisition of NSC, we have abandoned our mineral exploration interests and focused our business operations exclusively on solar energy.

The address for our head office is 1440-3044 Bloor Street West, Toronto, Ontario M8X 2Y8. Our telephone number is (647) 456-9521. Our facsimile number is (647) 439-3785. Our common stock is quoted on the NASD Over-the-counter Bulletin Board under the symbol "NOVZ".

PRODUCTS  AND  SERVICES

We intend to offer a number of solar products and services that seek to generate revenue from initial installation activities, as well as potential recurring revenue from an installed base of customers.

SOLAR  POWER  PLANT  DEVELOPMENT

Commercial Solar Installations. We plan to develop, finance, construct and operate commercial solar installations in Ontario and throughout the rest of North America, with a focus on rooftop and open-space systems that produce one Megawatt of electricity or less. This is an area of the market that we believe to be underserved. We believe this sector offers faster deployment and better prospects for generating additional business from customers with multiple locations. We will offer property owners a comprehensive range of participation levels and financing packages, including leasing arrangements, that will have the broadest possible appeal. As part of our turnkey system, we will design and specify the appropriate system, manage its installation and maintenance, and arrange for all of the necessary financing. We will also take care of the required permitting and apply for subsidies. Additionally, we will arrange for monitoring and maintenance to ensure installed systems are kept in peak condition throughout their expected life.

Solar Power Plants. We intend to develop large scale (in excess of one Megawatt), ground-mounted solar power plants, either alone or in partnership with others. We plan to seek regulatory approval for a 10 Megawatt installation in Ontario, Canada, by the end of 2011.

Brownfield Revitalization Brownfields are real property, the expansion, redevelopment, or reuse of which may be complicated by the presence or potential presence of a hazardous substance, pollutant, or contaminant. Cleaning up and reinvesting in these properties protects the environment, reduces blight, and takes development pressures off greenspaces and working lands. The U.S. Environmental Protection Authority estimates that there are more than 450,000 brownfields in the U.S. The number of brownfields in Canada is not known, but according to the Canadian Brownfields Network, many are held by municipalities. We believe that solar energy technologies are well suited for use at brownfield sites because they require very little maintenance and can be installed on the ground without penetrating the surface or disturbing existing contamination. We intend to work with property owners and municipalities to assist in the revitalization of brownfields by providing turnkey solar energy solutions utilizing best-in-class photovoltaic arrays and building integrated solar energy systems.

Land Reclamation. Land reclamation refers to the restoration of land damaged by mining, erosion, or some other activity or process. The process of reclamation includes maintaining water and air quality, minimizing flooding, erosion and damage to wildlife and aquatic habitats caused by surface mining. In respect of former mining sites, reclamation generally involves filling in excavations, grading the land to avoid leaving steep slopes, placing the original topsoil on the graded surface, and planting the topsoil with vegetation. Through a collaboration with our industry partners, we plan to provide mining companies with sustainable solar energy solutions for responsible exploration and mining practices, such as providing solar power for mining operations and reclamation activities, and post-reclamation solar power plant development.

Off-Grid Communities. According to Natural Resources Canada, there are over 300 remote communities in Canada with a total population of 200,000. These communities are not connected to the North American electrical grid or piped natural gas network and are permanent or long-term settlements. Many of them are very dependent on imported oil and pay energy costs that can be up to ten times higher than in the rest of Canada. We intend to assist Canada's remote communities to deploy solar solutions appropriate for their needs, including the development of solar power plants to provide clean, reliable energy. In addition to providing turnkey systems, we will assist communities to establish and nurture a maintenance support infrastructure for their power plant(s). Such an infrastructure, while not complex, must be functional and appropriate for the size, complexity and sophistication of the system deployed. We will provide training for local residents, documentation matched to local capabilities, spare-parts inventory and component resupply. By providing communities with appropriate technology and infrastructure training, we will improve their self-sufficiency while creating jobs and supporting the local economy.

MANUFACTURING

We intend to engage in manufacture of PV products within the next two years of operations, with a focus on modules, inverters and mounting/tracking systems utilized in our solar plants. The determination as to which products we will seek to manufacture will depend on market response, the availability of raw materials, available capital, and our ability to obtain manufacturing rights on a profitable basis. There can be no assurance that we will have access to sufficient capital to develop manufacturing operations. If we are unable to establish manufacturing operations, we will be entirely dependent upon third parties for the supply of products, which could limit our growth and results of operations.

COMPETITION

The solar market is intensely competitive and rapidly evolving. The number of solar product resellers and integrators has rapidly increased due to the growth of actual and forecast demand for solar products and the relatively low barriers to entry. We have only recently commenced operations, and do not presently hold a significant competitive market position in the solar market. Many of our competitors are large, well established companies with substantially larger operating staffs and greater capital resources than we have, which have been engaged in the solar energy business for a much longer time than we have.

Our ability to compete will depend upon our ability to establish supply relationships with wholesalers, OEM distributors and independent manufacturers providing the most efficient solutions. Specifically, we will compete with major PV module manufacturers, such as Sharp Corporation, Suntech Power, BP Solar, GE Energy, Mitsubishi, and Sanyo; and integrated manufacturers of PV products such as First Solar, Inc., Kyocera Corporation, Renewable Energy Corporation, Solar World AG and Sun Power Corporation. We will also compete with numerous regional and national solar installation companies, including First Solar Inc., Skypower, Pod Generating Group and CarbonFree Technology Inc. We also expect to compete with new entrants to the solar market, including those that offer more advanced technological solutions or that have greater financial resources. Furthermore, the entire solar industry also faces competition from conventional energy and non-solar renewable energy providers.

We believe that we will be able to successfully compete by integrating products with our installation services to provide turnkey solar power solutions. By providing strong technical, financial and regulatory expertise, while capitalizing on our management's relationships with government, suppliers and enterprise-level end users, we believe that Novagen will be able to establish itself in North America as a significant full-service solar power developer.

SUPPLIERS

By establishing strategic partnerships with major component suppliers we will ensure that every new project is designed and installed with the most advanced technology appropriate for our customers. We will purchase PV panels used in our solar power systems principally from PowerCom Co. Inc., Green Energy Technology Inc., Day4Energy Inc., Kyocera Solar and Suntech America and we purchase inverters principally from SatCon Power Systems, which components will represent approximately two-thirds of our component requirements. Hardware and other materials will be readily available for off-the-shelf purchase.

We intend to remain independent of any one technology or equipment vendor to ensure that we will be able to offer our customers turnkey solutions best suited to their individual needs. As such, we do not have supply agreements with our suppliers, except for purchase orders on a case-by-case basis. Although PV panels are manufactured world-wide, we are subject to market price fluctuation and vendor lead time and inventory for the components that we purchase.

MARKETING

We will sell our solar power systems directly to commercial, industrial and governmental customers, through an internal sales and marketing staff. We may appoint additional sales representatives as independent contractors to solicit business and identify potential development opportunities. We expect to rely heavily on the relationships between our management and end users in our target market.

We believe that, depending upon the size of the projects, it is likely that a significant portion of our initial business will derive from a small number of customers. There can be no assurance that the loss of any such customer would not adversely affect our business or results of operations. We expect that our customer mix will change as we expand our operations.

REGULATIONS

The market for electricity generation products is heavily influenced by national, regional and local government regulations and policies concerning the electric utility industry, as well as internal policies and regulations promulgated by electric utilities. These regulations and policies often relate to electricity pricing and technical interconnection of customer-owned electricity generation. In Canada and in a number of other countries, these regulations and policies are being modified and may continue to be modified. Customer purchases of, or further investment in the research and development of, alternative energy sources, including solar power technology, could be deterred by these regulations and policies, which could result in a significant reduction in the potential demand for our solar products.

Our operations are subject to a variety of national, federal, regional and local laws, rules and regulations relating to worker safety and the use, storage, discharge and disposal of environmentally sensitive materials. Because we outsource and do not manufacture our solar power systems, we do not use, generate, store or discharge toxic, volatile or otherwise hazardous chemicals and wastes. We believe that we are in compliance in all material respects with all laws, rules, regulations and requirements that affect our business. Further, we believe that compliance with such laws, rules, regulations and requirements does not impose a material impediment on our ability to conduct business.

GOVERNMENT  SUBSIDIES  AND  INCENTIVES

We believe that economic and national security issues, technological advances, environmental regulations seeking to limit emissions by fossil fuel, air pollution regulations restricting the release of greenhouse gasses, aging electricity transmission infrastructure and depletion and limited supply of fossil fuels, has made reliance on traditional sources of fuel for generating electricity less attractive. Government policies, in the form of both regulation and incentives, have accelerated the adoption of solar technologies by businesses and consumers. For example, in the United States, the 2005 energy bill enacted a 30% investment tax credit for solar, and in January 2006 California approved the largest solar program in the country's history that provides for long term subsidies in the form of rebates to encourage use of solar energy where possible. On October 1, 2009, the Province of Ontario approved the highest feed-in-tariff subsidies in North America at that time.

Currently, the cost of solar power exceeds the cost of power furnished by the electric utility grid in many locations. Various subsidies and tax incentive program exist at the national, regional and local levels to encourage the adoption of solar power including the following:

Capital Cost Rebates - provide funds to customers based on the cost of size of a customer's solar power system.

Performance-Based Incentives - provide funding to customers based on the energy produced by their solar energy system.

Feed-In Tariff Subsidies - government imposed prices set above market rates (which may differ by system size or application) that utilities are required to pay for renewable electricity generated by end-users for a guaranteed period of time.

Tax  Credits  -  reduce  a  customer's  taxes  at  the  time  the taxes are due.

Net Metering - enables end-users to sell any excess electricity they generate from solar energy to their local utility in exchange for a credit against their utility bills (usually combined with rebates).

Renewable Portfolio Standards - government mandates that a certain portion of electricity delivered to customers by utilities come from a set of eligible renewable energy resources, and in some instances, that a portion of the renewable energy quota must be generated by solar energy.

If any of these subsidies or incentives are discontinued, reduced or substantially modified, if growth in any such subsidies or incentives is reduced, or if renewable portfolio standards or similar production requirements are changed or eliminated, demand for our solar products could decline or never develop, and our results of operations and financial condition could be materially and adversely affected as a result.

Despite the benefits of solar power, there are also certain risks and challenges faced by solar power. Solar power is heavily dependent on government subsidies to promote acceptance by mass markets. We believe that the near-term growth in the solar energy industry depends significantly on the availability and size of these government subsidies and on the ability of the industry to reduce the cost of generating solar electricity. The market for solar energy products is, and will continue to be, heavily dependent on public policies that support growth of solar energy. There can be no assurance that such policies will continue. Any decrease in the level of rebates, incentives or other government support for solar energy would have an adverse affect on our ability to sell our products.

Incentives vary by country, region, and electric utility. Within the United States, one national incentive is the federal 30% investment tax credit ("ITC") and special depreciation rules. The ITC credit is capped at $2,000 for residential customers while commercial customers are not subjected to any cap while federally approved accelerated depreciation is limited to commercial customers. The economic value in each given situation of the ITC and accelerated depreciation depends on the tax status of the customer. Additionally, several states offer various tax credits to commercial and residential customers. Residential customers and commercial customers are often eligible for different non-tax incentives such as rebates, grants, performance based incentives and feed-in-tariffs, which vary greatly from state to state and utility to utility and are often tiered according to a project's size and eligibility. Support for solar energy projects outside the United States also vary greatly based on different programs in each country.

Within Canada, the Province of Ontario has implemented a program for feed-in-tariff subsidies ("FiT"). Under the FiT program, the Provincial electric utility will purchase power generated through PV at premium rates for a period of 20 years, guaranteed by the Provincial Government. Additional provincial policies that will encourage the development of solar energy in Canada are expected in 2010.

BUILDING  CODES

We are required to obtain building permits and comply with local ordinances and building codes for each project, the cost of which is included in our estimated costs for each proposal.

RESEARCH  AND  DEVELOPMENT

We have not undertaken any research or development over the last two fiscal years. We intend to establish cooperative research and development agreements with certain universities, customers and suppliers with a view to developing new solar products to which we will have sales rights. Our participation in any such arrangement may be limited to financing and administration. We may conduct the research or development ourselves, or in conjunction with others. When we collaborate on the development of any intellectual property, we will seek ownership of the intellectual property or the exclusive worldwide right to exploit such intellectual property. We have not established a budget for contributions to research and development. Where appropriate, we may also acquire, commercialize and improve new or existing technologies.

INTELLECTUAL  PROPERTY

We do not own any of the intellectual property rights to any of the products that we sell.

ENVIRONMENTAL

Our operations are currently limited to the sale and distribution of solar products. As such, we are not aware of any environmental laws that are applicable to our business, or which could result in any material compliance costs to us or effects on our business.

EMPLOYEES

We currently have no employees other than our officers and directors, who have not been paid for their services. As we implement our business plan, we expect to add significant numbers of employees. We anticipate that by December 31, 2010, we will have approximately five full-time employees, of which two will be sales-related, one will be an electrical engineer, one will be executive and one will be administrative.

By March 31, 2011, we intend to engage the services of a construction professional to oversee power plant development. We may also retain qualified persons from time to time on a contract basis to further assist in power plant development. We plan to keep our operating costs low by using supplemental contract labor and subcontracting portions of work to installers and other specialists, as is common in the construction industry.

By June 30, 2011, we intend to engage two new executive officers, being the President and the Chief Financial Officer, and an additional external director.

While we do not presently have any employment agreements with our officers and directors, we plan to enter into agreements with each of our key employees, including executive officers, by December 31, 2010. We do not presently have pension, health, annuity, insurance, stock options, profit sharing or similar benefit plans; however, we may adopt such plans in the future. There are presently no personal benefits available to our officers and directors. See "Executive Compensation".

                                    PROPERTY

We do not presently own or have an interest in any real property.

                                  RISK FACTORS

Any investment in our common stock involves a high degree of risk. In addition to the other information in this prospectus, the following risk factors should be carefully considered in evaluating an investment in the Shares. If any of the following risks occur, our business, operating results and financial condition could be seriously harmed and our shareholders could lose all or part of their investment. This discussion also identifies important cautionary factors that could cause the Company's actual results to differ materially from those currently anticipated by the Company.

(1) IT IS IMPOSSIBLE TO EVALUATE THE INVESTMENT MERITS OF NOVAGEN BECAUSE WE HAVE NO OPERATING HISTORY.

We are a development stage company with no operating history upon which an evaluation of our future success or failure can be made. Thus far, our activities have been primarily limited to organizational matters, acquiring our operating subsidiary, taking delivery of product samples, sales promotion, raising capital, and the preparation and filing of our securities filings and this prospectus. As a start-up enterprise, we are subject to all the risks inherent in the initial organization, financing, expenditures, complications and delays inherent in a new business. Investors should evaluate an investment in our company in light of the uncertainties encountered by start-up companies in a competitive environment. There can be no assurance that our business will be successful or that we will be able to attain profitability. Our future viability, profitability and growth will depend upon our ability to successfully implement our business plan and to expand our operations. There can be no assurance that any of our efforts will prove successful or that we will not continue to incur operating losses in the future.

(2) WE WILL NEED ADDITIONAL FINANCING TO EXECUTE OUR BUSINESS PLAN AND FUND OPERATIONS, WHICH MIGHT NOT BE AVAILABLE ON REASONABLE TERMS OR AT ALL.

Our currently available capital and cash flows from operations are insufficient to execute our current business plan and fund business operations long enough to become cash flow positive or to achieve profitability. Our ultimate success will depend upon our ability to raise capital. There can be no assurance that additional funds will be available when needed from any source or, if available, will be available on terms that are acceptable to us.

We will be required to pursue sources of additional capital through various means, including joint venture projects and debt or equity financings. Future financings through equity investments are likely to be dilutive to existing stockholders. Also, the terms of securities we may issue in future capital transactions may be more favorable for our new investors. Newly issued securities may include preferences, superior voting rights, and the issuance of warrants or other derivative securities, which may have additional dilutive effects. Further, we may incur substantial costs in pursuing future capital and financing, including investment banking fees, legal fees, accounting fees, printing and distribution expenses and other costs. We may also be required to recognize non-cash expenses in connection with certain securities we may issue, such as convertible notes and warrants, which will adversely impact our financial condition.

Our ability to obtain needed financing may be impaired by such factors as the capital markets, both generally and specifically in the renewable energy industry, and the fact that we have not been profitable, which could impact the availability or cost of future financings. If the amount of capital we are able to raise from financing activities, together with our revenue from operations, is not sufficient to satisfy our capital needs, even to the extent that we reduce our operations accordingly, we may be required to cease operations.

(3) WE ARE EXPOSED TO RISKS ASSOCIATED WITH THE ONGOING FINANCIAL CRISIS AND WEAKENING GLOBAL ECONOMY, WHICH INCREASE THE UNCERTAINTY OF PROJECT FINANCING FOR COMMERCIAL SOLAR INSTALLATIONS AND THE RISK OF NON-PAYMENT BY CUSTOMERS.

The recent severe tightening of the credit markets, turmoil in the financial markets, and weakening global economy may cause slowdowns in the solar industry, which slowdowns could worsen if these economic conditions are prolonged or deteriorate further. The market for solar power systems depends largely on commercial capital spending. Economic uncertainty exacerbates negative trends in these areas of spending, and may negatively affect our ability to complete sales. Difficulties in obtaining capital and deteriorating market conditions may also lead to the inability of some customers to obtain affordable financing, including traditional project financing and tax-incentive based financing, resulting in lower sales to potential customers with liquidity issues. Further, these conditions and uncertainty about future economic conditions make it challenging for us to forecast our operating results, make business decisions, and identify the risks that may affect our business, financial condition and results of operations. If we are unable to timely and appropriately adapt to changes resulting from the difficult macroeconomic environment, our business, financial condition or results of operations may be materially and adversely affected.

(4) SINCE OUR SOLE EXECUTIVE OFFICER HAS LIMITED EXPERIENCE WITH SOLAR ENERGY AND DOES NOT HAVE FORMAL TRAINING SPECIFIC TO SOLAR ENERGY DEVELOPMENT OR INSTALLATION, THERE IS A HIGHER RISK THAT OUR BUSINESS WILL FAIL.

Our sole executive officer has limited experience with solar energy and does not have formal training in photovoltaics or in the technical aspects of developing or installing solar technology. This inexperience presents a higher risk that we will be unable to complete our business plan. In addition, we will be required to rely on the technical services of others with expertise in solar energy in order for us to conduct our planned operations. If we are unable to contract for the services of such individuals, it will make it difficult and may be impossible to pursue our business plan. There is thus a higher risk that our operations, earnings and ultimate financial success could suffer irreparable harm and that our investors will lose all of their investment.

(5) IF WE ARE UNABLE TO COMPETE EFFECTIVELY IN THE INTENSELY COMPETITIVE SOLAR POWER INDUSTRY, WE MAY BE UNABLE TO GAIN MARKET SHARE OR GENERATE SALES.

We operate in a competitive environment that is characterized by price fluctuations, supply shortages and rapid technological change. We compete with major international and domestic companies. Our major competitors include First Solar Inc., SunPower, SPG Solar, Akeena Solar, Sun Edison and Global Solar, as well as numerous other regional players such as Skypower, Pod Generating Group and CarbonFree Technology Inc., and other similar companies primarily located in our operating markets. Our competitors may have greater market recognition and substantially greater financial, technical, marketing, distribution, purchasing, manufacturing, personnel and other resources than we do. Many of our competitors are developing and are currently producing products based on new solar power technologies that may ultimately have costs similar to, or lower than, our projected costs. Many of our current and potential competitors have longer operating histories, greater name recognition, access to larger customer bases and significantly greater financial, sales and marketing, manufacturing, distribution, technical and other resources than we do. As a result, they may be able to respond more quickly to changing customer demands or to devote greater resources to the development, promotion and sales of products than we can.

Some of our competitors own, partner with, have longer term or stronger relationships with solar cell providers which could result in them being able to obtain solar cells on a more favorable basis than we can. It is possible that new competitors or alliances among existing competitors could emerge and rapidly acquire significant market share, which would harm our business. If we fail to compete successfully, our business would suffer and we may lose or be unable to gain market share.

We may in the future compete for potential customers with solar and heating, ventilation and air conditioning systems installers and service providers, electricians, utilities and other providers of solar power equipment or electric power. Competition in the solar power services industry may increase in the future, partly due to low barriers to entry. In addition, we may face competition from other alternative energy resources now in existence or developed in the future. Increased competition could result in price reductions, reduced margins or loss of market share and greater competition for qualified technical personnel.

(6) EXISTING REGULATIONS AND CHANGES TO SUCH REGULATIONS MAY PRESENT TECHNICAL, REGULATORY AND ECONOMIC BARRIERS TO THE PURCHASE AND USE OF PHOTOVOLTAICS, WHICH MAY SIGNIFICANTLY REDUCE DEMAND FOR OUR PRODUCTS.

The market for photovoltaics is heavily influenced by foreign, federal, provincial and local government regulations and policies concerning the electric utility industry, as well as internal policies and regulations promulgated by electric utilities. These regulations and policies often relate to electricity pricing and technical interconnection of customer-owned electricity generation. In many countries, including Canada and the United States, these regulations and policies are being modified and may continue to be modified. Customer purchases of, or further investment in the research and development of, alternative energy sources, including solar power technology, could be deterred by these regulations and policies, which could result in a significant reduction in the potential demand for our solar power products. For example, utility companies commonly charge fees to larger, industrial customers for disconnecting from the electric grid or for having the capacity to use power from the electric grid for back-up purposes. These fees could increase the cost to our customers of using our solar power products and make them less desirable, which would harm our business, prospects, results of operations and financial condition. We anticipate that our solar power products and their installation will be subject to oversight and regulation in accordance with national and local ordinances relating to building codes, safety, environmental protection, utility interconnection and metering and related matters. There is also a burden in having to track the requirements of individual states and design equipment to comply with the varying standards. Any new government regulations or utility policies pertaining to our solar power products may result in significant additional expenses to us and our resellers and their customers and, as a result, could cause a significant reduction in demand for our products and services.

(7) THE REDUCTION OR ELIMINATION OF GOVERNMENT ECONOMIC INCENTIVES COULD PREVENT US FROM ACHIEVING SALES AND EARNING REVENUE.

Currently, the cost of solar power exceeds the cost of power furnished by the electric utility grid in many locations. As a result, federal, regional and local government bodies in Canada and the United States have provided incentives in the form of rebates, tax credits and other incentives to end users, distributors, system integrators and manufacturers of solar power products to promote the use of solar energy in on-grid applications and to reduce dependency on fossil fuels. If any of these subsidies or incentives are discontinued, reduced or substantially modified, if growth in any such subsidies or incentives is reduced, or if renewable portfolio standards or similar production requirements are changed or eliminated, demand for our photovoltaic solar products and services could decline or never develop, and our results of operations and financial condition could be materially and adversely affected as a result.

(8) WE WILL BE DEPENDENT UPON A LIMITED NUMBER OF SUPPLIERS FOR OUR SOLAR POWER PRODUCTS AND EQUIPMENT IN THE NEAR TERM, WHICH COULD PREVENT US FROM DELIVERING OUR PRODUCTS AND SERVICES TO OUR CUSTOMERS WITHIN REQUIRED TIMEFRAMES, RESULTING IN INSTALLATION DELAYS, CANCELLATIONS, LIQUIDATED DAMAGES AND AN INABILITY TO ACHIEVE MARKET SHARE.

We are currently dependent upon third party suppliers for all the photovoltaic products and equipment that we sell and use in our installations. If we fail to develop, maintain, and in many cases, expand our relationships with other suppliers of photovoltaic products, we may be unable to profitably deliver our products and services to our customers within required timeframes. Additionally, the failure of a supplier to supply products in a timely manner, or to supply products that meet our quality, quantity and cost requirements, could impair our ability to provide products and services to our customers, particularly if we are unable to obtain substitute sources of these materials and components on a timely basis or on terms acceptable to us. Consequently, we could be prevented from delivering products and services to our customers within required timeframes, which could result in installation delays, cancellations, liquidated damages, and have a material adverse effect on our business and results of operations.

(9) WE ARE DEPENDENT UPON OUR SUPPLIERS FOR THE COMPONENTS USED IN THE SYSTEMS WE DESIGN AND INSTALL, AND OUR MAJOR SUPPLIERS ARE DEPENDENT UPON THE CONTINUED AVAILABILITY AND PRICING OF SILICON AND OTHER RAW MATERIALS USED IN SOLAR MODULES.

The solar panels, inverters and other components to be used in our systems will be purchased from a limited number of suppliers. We do not manufacture any of the components to be used in our solar installations. We do not have supply agreements with our suppliers, except for purchase orders on a case-by-case basis, and as such, we are subject to fluctuation in market prices for the components that we purchase for our installations. We cannot ensure that the prices charged by our suppliers will not increase because of changes in market conditions or other factors beyond our control. An increase in the price of components used in our systems could result in reduced margins and/or an increase in costs to our customers and could have a material adverse effect on our revenue and demand for our services. Similarly, our suppliers are dependent upon the availability and pricing of silicon, one of the main materials used in manufacturing solar panels. The world market for solar panels recently experienced a shortage of supply due to insufficient availability of silicon. This shortage caused the prices for solar modules to increase. Interruptions in our ability to procure needed components for our systems, whether due to discontinuance by our suppliers, delays or failures in delivery, shortages caused by inadequate production capacity or unavailability, or for other reasons, could limit our sales and growth. In addition, increases in the prices of modules could make systems that have been sold but not yet installed unprofitable for us. There is no assurance that we will be able to have photovoltaic systems manufactured on acceptable terms or of acceptable quality, the failure of which could lead to a loss of sales and revenues.

(10) WE ARE EXPOSED TO RISKS ASSOCIATED WITH PRODUCT LIABILITY CLAIMS IN THE EVENT THAT THE USE OR INSTALLATION OF OUR PRODUCTS RESULTS IN INJURY OR DAMAGE.

Since the products we will install are devices that produce electricity and heat, it is possible that users could be electrocuted, burned or otherwise injured or even killed by such products, whether by product malfunctions, defects, improper installation or other causes. As a distributor and installer of products that are used by consumers, we face an inherent risk of exposure to product liability claims or class action suits in the event that the use of the solar power products we sell or install results in injury or damage. Moreover, we may not have adequate resources in the event of a successful claim against us. We intend to carry general liability coverage and umbrella liability coverage. We also plan to obtain certificates of insurance from the property owners where we operate and require all subcontractors to name us as an additional insured and as a certificate holder on their policies. The successful assertion of product liability claims against us could result in material reputational and monetary damages and, if our insurance protection is inadequate, could require us to make significant payments.

(11) OUR BUSINESS REQUIRES US TO PLACE OUR EMPLOYEES AND TECHNICIANS ON OUR CUSTOMERS' PROPERTIES, WHICH COULD GIVE RISE TO CLAIMS AGAINST US.

If we are unsuccessful in our installation of products and provision of services to customers, we could damage or cause a material adverse change to their premises or property, which could give rise to claims against us. Any such claims could be material in dollar amount and could significantly damage our reputation. In addition, we are exposed to various risks and liabilities associated with placing our employees and technicians in the homes and workplaces of others, including possible claims of errors and omissions based on the alleged actions of our personnel, including harassment, theft of client property, criminal activity and other claims.

(12) IF PHOTOVOLTAIC TECHNOLOGY IS NOT SUITABLE FOR WIDESPREAD ADOPTION, OR SUFFICIENT DEMAND FOR PHOTOVOLTAIC PRODUCTS DOES NOT DEVELOP OR TAKES LONGER TO DEVELOP THAN WE ANTICIPATE, IT WILL IMPAIR OUR ABILITY TO EARN REVENUE AND ACHIEVE PROFITABILITY.

The market for photovoltaic products is emerging and rapidly evolving, and its future success is uncertain. If photovoltaic technology proves unsuitable for widespread commercial deployment or if demand for photovoltaic products fails to develop sufficiently, we would be unable to generate enough revenue to achieve and sustain profitability. In addition, demand for photovoltaic products in Canada and any other markets or geographic regions we target may not develop or may develop more slowly than we anticipate. Many factors will influence the widespread adoption of photovoltaic technology and demand for photovoltaic products, including:

* fluctuations in economic and market conditions that affect the viability of conventional and other renewable energy sources, such as increases or decreases in the prices of oil and other fossil fuels;

* cost-effectiveness, performance and reliability of photovoltaic products compared to conventional and other renewable energy sources and products; * success of other renewable energy generation technologies such as hydroelectric, wind, geothermal and biomass;

* deregulation of the electric power industry and broader energy industry; * availability of government subsidies and incentives;

*    capital  expenditures  by  end  users  of  photovoltaic  products;  and

* availability of raw materials used in the manufacture of photovoltaic products.

(13) OUR GROWTH MAY NOT BE MANAGEABLE AND OUR BUSINESS COULD SUFFER AS A RESULT.

Even if we are successful in developing our new business, failure to manage the growth could adversely affect our operations. We may experience extended periods of very rapid growth, which could place a significant strain on our management, operating, financial and other resources. Our future performance will depend in part on our ability to manage growth effectively. We must develop management information systems, including operating, financial, and accounting systems, improve project management systems and expand, train, and manage employees to keep pace with growth. Our inability to manage growth effectively could negatively affect results of operations and the ability to meet obligations as they come due.

(14) ACQUISITIONS OF OTHER COMPANIES OR INVESTMENTS IN JOINT VENTURES WITH OTHER COMPANIES COULD ADVERSELY AFFECT OUR OPERATING RESULTS, DILUTE OUR STOCKHOLDERS' EQUITY, OR CAUSE US TO INCUR ADDITIONAL DEBT OR ASSUME CONTINGENT LIABILITIES.

To increase our business and maintain our competitive position, we may in the future acquire companies or engage in joint ventures. Acquisitions and joint ventures involve a number of risks that could harm our business and result in the acquired business or joint venture not performing as expected, including:

* insufficient experience with technologies and markets in which the acquired business is involved, which may be necessary to successfully operate and integrate the business;

* problems integrating the acquired operations, personnel, technologies or products with the existing business and products;

* diversion of management time and attention from the core business to the acquired business or joint venture;

* potential failure to retain key technical, management, sales and other personnel of the acquired business or joint venture;

* difficulties in retaining relationships with suppliers and customers of the acquired business, particularly where such customers or suppliers compete with us;

*    subsequent  impairment of the acquired assets, including intangible assets;
     and

* assumption of liabilities including, but not limited to, lawsuits, tax examinations, warranty issues, etc.

To the extent that we invest in upstream suppliers or downstream channel capabilities, we may experience competition or channel conflict with certain of our existing and potential suppliers and customers. Specifically, existing and potential suppliers and customers may perceive that we are competing directly with them by virtue of such investments and may decide to reduce or eliminate their supply volume to us or order volume from us.

(15) SINCE OUR BOARD OF DIRECTORS DOES NOT INTEND TO PAY DIVIDENDS ON OUR COMMON STOCK IN THE FORESEEABLE FUTURE, IT IS LIKELY THAT INVESTORS WILL ONLY BE ABLE TO REALIZE A RETURN ON THEIR INVESTMENT BY RESELLING SHARES PURCHASED THROUGH THIS OFFERING.

We intend to retain our future earnings, if any, to support our operations and to finance the growth and development of our business and do not expect to pay cash dividends in the foreseeable future. As a result, the success of an investment in our common stock will likely depend upon any future appreciation in the value of our common stock. There is no guarantee that our common stock will appreciate in value or even maintain its current trading price.

(16) IF WE ARE UNABLE TO HIRE AND RETAIN KEY PERSONNEL, WE MAY NOT BE ABLE TO IMPLEMENT OUR BUSINESS PLAN AND OUR BUSINESS MAY FAIL.

Our future success depends, to a significant extent, on our ability to attract, train and retain capable technical, sales and managerial personnel. Recruiting and retaining capable personnel, particularly those with expertise in the solar power industry, is vital to our success. There is substantial competition for qualified technical and managerial personnel, and there can be no assurance that we will be able to attract or retain the necessary persons. If we are unable to attract and retain qualified employees, our business may fail and our investors could lose their investment.

(17) OUR CEO OWNS A CONTROLLING PERCENTAGE OF OUR VOTING STOCK, WHICH WILL ALLOW HIM TO MAKE KEY DECISIONS AND EFFECT TRANSACTIONS WITHOUT FURTHER SHAREHOLDER APPROVAL.

Even if all the Shares are sold, our Chief Executive Officer will own 43 per cent of our outstanding voting stock, on a fully diluted basis. Accordingly, he will be able to control the outcome of stockholder votes, including votes concerning the election of directors, the adoption or amendment of provisions in our Articles of Incorporation and our Bylaws, and the approval of mergers and other significant corporate transactions. These factors may also have the effect of delaying or preventing a change in our management or our voting control. Our Articles of Incorporation do not provide for cumulative voting.

(18) WE MAY ISSUE SHARES OF PREFERRED STOCK WITH GREATER RIGHTS THAN OUR COMMON STOCK, WHICH MAY ENTRENCH MANAGEMENT AND RESULT IN DILUTION OF OUR SHAREHOLDERS' INVESTMENT.

Our Articles of Incorporation authorize the issuance of up to 50,000,000 shares of preferred stock, par value $0.0001 per share. The authorized but unissued preferred stock may be issued by our board of directors from time to time on any number of occasions, without stockholder approval, as one or more separate series of shares comprised of any number of the authorized but unissued shares of preferred stock, designated by resolution of our board of directors stating the name and number of shares of each series and setting forth separately for such series the relative rights, privileges and preferences thereof, including, if any, the: (i) rate of dividends payable thereon; (ii) price, terms and conditions of redemption; (iii) voluntary and involuntary liquidation preferences; (iv) provisions of a sinking fund for redemption or repurchase; (v) terms of conversion to common stock, including conversion price, and (vi) voting rights. Such preferred stock may enable our board of directors to hinder or discourage any attempt to gain control of us by a merger, tender offer at a control premium price, proxy contest or otherwise. Consequently, the preferred stock could entrench our management. The market price of our common stock could be depressed to some extent by the existence of the preferred stock. As of the date of this prospectus, no shares of preferred stock have been issued.

(19) APPLICABLE STOCKTICKERSEC RULES GOVERNING THE TRADING OF "PENNY STOCKS" LIMIT THE LIQUIDITY OF OUR COMMON STOCK, WHICH COULD MAKE IT DIFFICULT FOR OUR SHAREHOLDERS TO SELL THEIR SHARES.

As the shares of our common stock are penny stock, many brokers are unwilling to effect transactions in that common stock which can make it difficult for our shareholders to sell their shares of our common stock if a market develops for that common stock. Our common stock is defined as a penny stock pursuant to Rule 3a51-1 pursuant to the Securities Exchange Act of 1934. Penny stock is subject to Rules 15g-1 through 15g-10 of the Securities Exchange Act of 1934. Those rules require broker-dealers, before effecting transactions in any penny stock, to:

* Deliver to the customer, and obtain a written receipt for, a disclosure document;

*    Disclose  certain  price  information  about  the  penny  stock;

* Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;

* Send monthly statements to customers with market and price information about the penny stock; and

* In some circumstances, approve the purchasers account pursuant to certain standards and deliver written statements to the customer with information specified in those rules.

Rather than comply with those rules, many broker-dealers refuse to enter into penny stock transactions which may make it more difficult for investors to sell their shares of our common stock and thereby liquidate their investments.

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULT OF
                                   OPERATIONS

THE FOLLOWING DISCUSSION AND ANALYSIS OF OUR PLAN OF OPERATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND THE RELATED NOTES. THIS DISCUSSION CONTAINS FORWARD-LOOKING STATEMENTS BASED UPON CURRENT EXPECTATIONS THAT INVOLVE RISKS AND UNCERTAINTIES, SUCH AS OUR PLANS, OBJECTIVES, EXPECTATIONS AND INTENTIONS. OUR ACTUAL RESULTS AND THE TIMING OF CERTAIN EVENTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS AS A
RESULT OF CERTAIN FACTORS, INCLUDING THOSE SET FORTH UNDER "RISK FACTORS," "DESCRIPTION OF BUSINESS" AND ELSEWHERE IN THIS PROSPECTUS.

OVERVIEW

Until July 10, 2009, our business plan was to explore our mineral property to determine whether it contained commercially exploitable reserves of valuable minerals. Our plan was to commence a mineral exploration program that would have involved expanded geological mapping, and geochemical sampling that would cover previously established grid areas, as well as other prospective sites that might have been developed to delineate either base metals or industrial minerals. Due to higher than anticipated fuel costs, we were unable to commence our exploration program as planned in 2008. By the second quarter of 2009, we had insufficient capital to initiate complete our program. In light of market conditions, our management determined in our second fiscal quarter of 2009 that it was in the Company's best interests to review opportunities in the field of solar energy.

On April 27, 2009, we entered into the Reorganization Agreement with the shareholders of Novagen Solar (Canada) Ltd. ("NSC") to acquire all the issued and outstanding shares of NSC. NSC was the exclusive sales agent in Canada of RSi, and a non-exclusive sales agent for RSi everywhere else in the world. The acquisition of NSC was closed on July 10, 2009. As a result of the acquisition, we abandoned our mineral exploration interests and began pursuing the marketing, sale and distribution of PV products as our primary business.

On November 10, 2009, the Company agreed with NSC and RSi to terminate the Sales License granting NSC the right to sell photovoltaic products distributed by RSi. The termination released all parties to the sales license from all claims and obligations arising from the sales license or the termination thereof. On December 1, 2009, the acquisition of NSC was rescinded, resulting in all issued and outstanding shares of NSC being returned to the original NSC shareholders in exchange for all securities issued by the Company as part of the acquisition.

As part of the rescission of our acquisition of NSC, on December 31, 2009 we issued a non-interest bearing convertible demand note for $50,000 to NSC for the acquisition of the solar panels. On August 10, 2010, we repaid the demand note in full.

We have not earned revenue since inception and we presently have no solar power installations in operation. Since inception, our activities have been financed from the proceeds of share subscriptions and loans from management and non-affiliated third parties.

Our business is in the early stages of development. We do not presently have sufficient capital to sustain minimal operations for the next 12 months, but our President has undertaken to provide such financing as may be required in that regard. Our management believes that a minimum of $600,000 will be required to implement our business plan and secure development and regulatory approvals for solar power stations over the next twelve months. Our currently available capital and cash flows from operations are insufficient to execute our current business plan and fund business operations long enough to become cash flow positive or to achieve profitability. Our ultimate success will depend upon our ability to raise capital.

We will be required to pursue sources of additional capital through various means, including joint venture projects and debt or equity financings. Future financings through equity investments are likely to be dilutive to existing stockholders. Also, the terms of securities we may issue in future capital transactions may be more favorable for our new investors. Newly issued securities may include preferences, superior voting rights, and the issuance of warrants or other derivative securities, which may have additional dilutive effects. Further, we may incur substantial costs in pursuing future capital and financing, including investment banking fees, legal fees, accounting fees, printing and distribution expenses and other costs. We may also be required to recognize non-cash expenses in connection with certain securities we may issue, such as convertible notes and warrants, which will adversely impact our financial condition.

Our ability to obtain needed financing may be impaired by such factors as the capital markets, both generally and specifically in the renewable energy industry, and the fact that we have not been profitable, which could impact the availability or cost of future financings. If the amount of capital we are able to raise from financing activities, together with our revenue from operations, is not sufficient to satisfy our capital needs, even to the extent that we reduce our operations accordingly, we may be required to cease operations.

There is no assurance that we will be able to obtain financing on terms satisfactory to use, or at all. We do not have any arrangements in place for any future financing. If we are unable to secure additional funding, we may cease or suspend operations. We have no plans, arrangements or contingencies in place in the event that we cease operations.

RESULTS  OF  OPERATIONS

YEAR  ENDED  DECEMBER  31,  2009  COMPARED  TO  THE YEAR ENDED DECEMBER 31, 2008

We recorded a net loss of $396,673 for the year ended December 31, 2009, compared with a net loss of $29,599 for the year ended December 31, 2008. Operating expenses consisted of consulting fees, professional fees, interest expenses and other general corporate expenses. Operating expenses were $396,673 for the year ended December 31, 2009, compared with $29,599 in operating expenses for the year ended December 31, 2008. The increase was a result of costs associated with our change of business and consulting fees associated with the exploration of our mineral properties.

Marketing expenses for the 2009 fiscal year were $184,591, compared to Nil for fiscal 2008. Marketing expenses included all costs associated with exhibiting at the ICSC trade show in Las Vegas, Nevada and the Intersolar trade shows in Munich, Germany and San Francisco, California.

Director fees in fiscal 2009 were $110,000, compared to Nil for the 2008 fiscal year. The increase was due to issuance of 200,000 common stock at a price of $0.55 per share to a director of the Company.

Professional fees were $17,905 for the year ended December 31, 2009, compared with $24,312 for the year ended December 31, 2008. Professional fees incurred in fiscal year 2009 consist of accounting fees associated with our acquisition of NSC, and the audited financial statements and periodic reporting obligations.

Consulting fees for the year ended December 31, 2009 were $2,300, compared with $1,412 for the year ended December 31, 2008. Consulting fees incurred in fiscal 2009 were due to assistance with the preparation of our quarterly financial reports.

General office expenses were $7,684 for the year ended December 31, 2009, compared with office expenses of $2,064 for the year ended December 31, 2008. The increase was due to increase in operating activities in 2009.

QUARTER  ENDED  MARCH  31,  2010  COMPARED  TO  THE QUARTER ENDED MARCH 31, 2009

We realized a net loss of $1,583 during the three month period ended June 30, 2010, due to operating expenses. Operating expenses during the period consisted of professional fees and other general corporate expenses. Operating expenses for the three month period ended June 30, 2009 were $65,484 and were attributable to marketing expenses, professional fees, office expenses and other general corporate expenses.

LIQUIDITY  AND  CAPITAL  RESOURCES.

As of June 30, 2010, our total liabilities increased to $262,402 comprised of $155,518 in trade debt arising from professional fees and our exhibition at several trade shows, $56,884 owing to a director for expenses incurred on our behalf and a non-interest bearing convertible debenture of $50,000 owing to Novagen Solar (Canada) Ltd., which is controlled by our sole officer and director. As of December 31, 2009, total liabilities were $248,501.

On August 4, 2010, we agreed to issue 26,224,600 shares of our common stock in full and final satisfaction of $262,246 in debt, of which $58,558 was owed to our sole director and officer. Our management believes that the retirement of the outstanding debt obligations will improve Novagen's ability to obtain financing.

On August 4, 2010, Novagen agreed to issue 10,000,000 shares of our common stock to four investors at $0.01 per share.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information concerning ownership of the Company's securities by (i) each Director, (ii) each executive officer, (iii) all directors and executive officers as a group; and (iv) each person known to the Company to be the beneficial owner of more than five percent of each class:

The number and percentage of shares beneficially owned includes any shares as to which the named person has sole or shared voting power or investment power and any shares that the named person has the right to acquire within 60 days.

-----------------------------------------------------------------------------
                                                         BENEFICIAL OWNERSHIP
NAME OF BENEFICIAL OWNER                                COMMON     PERCENTAGE
                                                        SHARES       OF CLASS
-----------------------------------------------------------------------------
Thomas Mills                                         9,000,000          20.6%
-----------------------------------------------------------------------------
All directors and executive officers, as a group     9,000,000          20.6%
=============================================================================
Ophion Management Ltd. (1)                           5,855,800          13.4%
Gisela Mills (2)                                     5,540,000          12.7%
Fahrinsland Capital LLC                             15,738,443          36.0%
-----------------------------------------------------------------------------
All beneficial owners of more than 5% of            31,057,244          62.1%
the Company's common stock, as a group
=============================================================================
(1) Ophion Management Ltd. is owned and controlled by Thomas Mills, our sole officer and director.
(2) Gisela Mills is the mother of Thomas Mills, our sole officer and director.

The address for all directors, executives officers and beneficial owners of more than 5% of our common stock is 3044 Bloor Street West, Suite 1440, Toronto, ON M8X 2Y8.

Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. For purposes hereof, a person is considered to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof, upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that any such warrants, options or convertible securities that are held by such person (but not those held by any other person) and which can be exercised within 60 days from the date hereof, have been exercised.

          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The following sets forth our directors, executive officers, promoters and control persons, their ages, and all offices and positions held. Directors are elected for a period of one year and thereafter serve until their successor is duly elected by the shareholders. Officers and other employees serve at the will of the Board of Directors.

--------------------------------------------------------------------------------
                                                                    TERM PERIOD
                                                                       SERVED AS
NAME AND ADDRESS              POSITION                  AGE     DIRECTOR/OFFICER
--------------------------------------------------------------------------------

Thomas Mills                  Chief Executive Officer,   42      2009 to present
1440-3044 Bloor Street West,  President,
Toronto, Ontario M8X 2Y8      Chief Financial Officer
                              and a director
--------------------------------------------------------------------------------

Thomas Mills is presently our sole officer and a director since July 10, 2009. Mr. Mills was the co-founder of Thrust Energy Corp., an oil and gas exploration company in June 2005, and has been its Chief Executive Officer, President, Chief Financial Officer and a director since inception. Mr. Mills was also the co-founder of AMP Productions Ltd., a motion picture production company in March 2003, and has served as its Chief Executive Officer, President, Chief Financial Officer and a director since its inception. Mr. Mills was the co-founder of Kingston Mines Ltd., a mineral exploration company in June 2005, and was its Vice-President, Chief Financial Officer and a director until April 2008. Mr. Mills also served as the President of Kingston Mines Ltd. from January 2008 until April 2008. From 2001 to September 2004, Mr. Mills was the Chief Executive Officer and President of Torrent Energy Corp., a natural gas exploration company, acting as its Chief Financial Officer from March 2004 to September 2004. He received his Bachelor of Laws degree from the University of British
Columbia in 1996, and holds a Bachelor of Arts degree with an emphasis on management and organizational behavior, obtained from the University of Waterloo, Waterloo, Ontario in 1992. Mr. Mills was called to the Bar of British Columbia in 1997, and remains a part-time practicing member. The address for all our officers and directors is 1440-3044 Bloor Street West, Toronto, Ontario M8X 2Y8.

INVOLVEMENT  IN  CERTAIN  LEGAL  PROCEEDINGS

During the past five years none of our directors, executive officers, promoters or control persons have:

(1) had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2) been convicted in a criminal proceeding or subject to a pending criminal proceeding;

(3) been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(4) been found by a court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

COMMITTEES  OF  THE  BOARD

All proceedings of the board of directors for the fiscal year ended December 31, 2009 were conducted by resolutions consented to in writing by our board of directors and filed with the minutes of the proceedings of our board of directors. Our company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does our company have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes that the functions of such committees can be adequately performed by the board of directors.

Our company does not have any defined policy or procedure requirements for shareholders to submit recommendations or nominations for directors. The board of directors believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our company does not currently have any specific or minimum criteria for the election of nominees to the board of directors and we do not have any specific process or procedure for evaluating such nominees. The board of directors will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

A shareholder who wishes to communicate with our board of directors may do so by directing a written request addressed to our President, Thomas Mills, at the address appearing on the first page of this registration statement.

AUDIT  COMMITTEE  FINANCIAL  EXPERT

We do not have a standing audit committee. Our directors perform the functions usually designated to an audit committee. Our board of directors has determined that we do not have a board member that qualifies as an "audit committee financial expert" as defined in Item 407(d)(5) of Regulation S-K, nor do we have a board member that qualifies as "independent" as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(14) of the NASD Rules.

We believe that our board of directors is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. Our board of directors does not believe that it is necessary to have an audit committee because management believes that the functions of an audit committees can be adequately performed by the board of directors. In addition, we believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the stage of our development and the fact that we have not generated any positive cash flows from operations to date.

As we generate revenue in the future, we intend to form a standing audit committee and identify and appoint a financial expert to serve on our audit committee.

INDEMNIFICATION

Under our Articles of Incorporation and Bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a law suit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which he is to be indemnified, we must indemnify him against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act of 1933, which may be permitted to directors or officers under Nevada law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

EXECUTIVE  COMPENSATION

To date we have no employees other than our officers. No compensation has been awarded, earned or paid to our officers. We have no employment agreements with any of our officers. We do not contemplate entering into any employment agreements until such time as we have proven mineral reserves.

There is no arrangement pursuant to which any of our directors has been or is compensated for services provided as one of our directors.

There are no stock option plans, retirement, pension, or profit sharing plans for the benefit of our officers or directors. We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance.

                               LEGAL PROCEEDINGS

Neither Novagen Solar Inc., nor any of its officers or directors is a party to any material legal proceeding or litigation and such persons know of no material legal proceeding or contemplated or threatened litigation. There are no judgments against Novagen Solar Inc. or its officers or directors. None of our officers or directors have been convicted of a felony or misdemeanour relating to securities or performance in corporate office.

            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock is quoted on the OTC Bulletin Board under the symbol "NOVZ". Trading of our stock is sporadic and does not constitute an established public market for our shares.

HOLDERS

On August 11, 2010, the shareholders' list of our shares of common stock showed 60 registered holders of our shares of common stock and 43,675,900 shares of common stock outstanding. The number of record holders was determined from the records of our transfer agent and does not include beneficial owners of shares of common stock whose shares are held in the names of various security brokers, dealers, and registered clearing agencies.

DIVIDEND  POLICY

We have not declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

CONVERTIBLE  SECURITIES

As part of our acquisition of NSC, on July 10, 2009 we issued a non-interest bearing convertible demand debenture for $30,000 to one of its former shareholders. The convertible debenture was surrendered, unredeemed and unconverted, to the Company on December 1, 2009, as part of the rescission of the acquisition of NSC.

As part of the rescission of our acquisition of NSC, on December 31, 2009 we issued a non-interest bearing convertible demand note for $50,000 to NSC. We paid the note in full on August 9, 2010.

We have not otherwise issued and do not have outstanding any other securities convertible into shares of our common stock or any rights convertible or exchangeable into shares of our common stock.

                          DESCRIPTION OF CAPITAL STOCK

COMMON  STOCK

We are authorized to issue up to 100,000,000 shares of common stock, par value $0.0001 per share. Each outstanding share of common stock entitles the holder thereof to one vote per share on all matters submitted to a stockholder vote. Holders of our common stock do not have pre-emptive rights to purchase shares in any future issuance of our common stock. Our common stock does not carry any conversion rights and there are no redemption provisions.

Our common stock does not carry any cumulative voting rights. As a result, holders of a majority of the shares of common stock voting for the election of directors can elect all of our directors. At all meetings of shareholders, except where otherwise provided by statute or by our Articles of Incorporation or by our Bylaws, the presence in person or by proxy duly authorized by holders of not less than twenty percent (20%) of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. A vote by the holders of a majority of our outstanding shares is required to effect certain fundamental corporate changes such as liquidation, merger or an amendment to our Articles of Incorporation.

Holders of our common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. There are no provisions for a sinking fund in respect of our common stock.

PREFERRED  STOCK

We are authorized to issue up to 50,000,000 shares of preferred stock, par value $0.0001 per share, in one or more classes or series as may be determined by our board of directors, who may establish, from time to time, the number of shares to be included in each series, may fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. Any preferred stock so issued by the board of directors may rank senior to the common stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both. Moreover, under certain circumstances, the issuance of preferred stock or the existence of the unissued preferred stock might tend to discourage or render more difficult a merger or other change of control.

No shares of our preferred stock are currently outstanding. The issuance of shares of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of our outstanding voting stock.

ANTI-TAKEOVER  EFFECTS  OF  OUR  ARTICLES  OF  INCORPORATION  AND  BYLAWS

Our Articles of Incorporation and bylaws contain certain provisions that may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of Novagen or changing its board of directors and management. According to our bylaws and Articles of Incorporation, neither the holders of our common stock nor the holders of our preferred stock have cumulative voting rights in the election of our directors. The combination of the present ownership by a few stockholders of a significant portion of our issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace our board of directors or for a third party to obtain control of Novagen by replacing its board of directors.

NEVADA  ANTI-TAKEOVER  LAWS

Business  Combinations

The "business combination" provisions of Sections 78.411 to 78.444, inclusive, of the NRS, prohibit a Nevada corporation with at least 200 stockholders from engaging in various "combination" transactions with any interested stockholder: for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the transaction is approved by the board of directors prior to the date the interested stockholder obtained such status; or after the expiration of the three-year period, unless:

the transaction is approved by the board of directors or a majority of the voting power held by disinterested stockholders, or if the consideration to be paid by the interested stockholder is at least equal to the highest of: (a) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which it became an interested stockholder, whichever is higher, (b) the market value per share of common stock on the date of announcement of the combination and the date the interested stockholder acquired the shares, whichever is higher, or (c) for holders of preferred stock, the highest liquidation value of the preferred stock, if it is higher.

A "combination" is defined to include mergers or consolidations or any sale, lease exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, with an "interested stockholder" having: (a) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation, (b) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation, or (c) 10% or more of the earning power or net income of the corporation.

In general, an "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years, did own) 10% or more of a corporation's voting stock. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire our company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price.

Control  Share  Acquisitions.

The "control share" provisions of Sections 78.378 to 78.3793, inclusive, of the NRS, which apply only to Nevada corporations with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or indirectly in Nevada, prohibit an acquirer, under certain circumstances, from voting its shares of a target corporation's stock after crossing certain ownership threshold percentages, unless the acquirer obtains approval of the target corporation's disinterested stockholders. The statute specifies three thresholds: one-fifth or more but less than one-third, one-third but less than a majority, and a majority or more, of the outstanding voting power. Once an acquirer crosses one of the above thresholds, those shares in an offer or acquisition and acquired within 90 days thereof become "control shares" and such control shares are deprived of the right to vote until disinterested stockholders restore the right. These provisions also provide that if control shares are accorded full voting rights and the acquiring person has acquired a majority or more of all voting power, all other stockholders who do not vote in favor of authorizing voting rights to the control shares are entitled to demand payment for the fair value of their shares in accordance with statutory procedures established for dissenters' rights.

TRANSFER AGENT

Our transfer agent and registrar is Holladay Stock Transfer, Inc., located at 2939 North 67th Place, Scottsdale, Arizona 85251.

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Nevada law provides for discretionary indemnification for each person who serves as one of our directors or officers. We may indemnify such individuals against all costs, expenses and liabilities incurred in a threatened, pending or completed action, suit or proceeding brought because such individual is one of our officers or directors. Such individual must have conducted himself in good faith and reasonably believed that his conduct was in, or not opposed to, our best interests. In a criminal action, he must not have had a reasonable cause to believe his conduct was unlawful.

Article Twelfth of our Articles of Incorporation states that no director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

Under  Article  IX,  our  bylaws  provide  the  following  indemnification:

01.     INDEMNIFICATION

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a Director, Trustee, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Trustee, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgment, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action proceeding, had reasonable cause to believe that such person's conduct was unlawful.

02.     DERIVATIVE  ACTION

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in the Corporation's favor by reason of the fact that such person is or was a Director, Trustee, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Trustee, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees) and amount paid in settlement actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to amounts paid in settlement, the settlement of the suit or action was in the best interests of the Corporation; provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of such person's duty to the Corporation unless and only to the extent that, the court in which such action or suit was brought shall determine upon application that, despite circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper. The termination of any action or suit by judgment or settlement shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation.

03.     SUCCESSFUL  DEFENSE

To the extent that a Director, Trustee, Officer, employee or Agent of the Corporation has been successful on the merits or otherwise, in whole or in part in defense of any action, suit or proceeding referred to in Paragraphs .01 and ..02 above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

04.     AUTHORIZATION

Any indemnification under Paragraphs .01 and .02 above (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, Trustee, Officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Paragraphs .01 and .02 above. Such determination shall be made (a) by the Board of Directors of the Corporation by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (b) is such a quorum is not obtainable, by a majority vote of the Directors who were not parties to such action, suit or proceeding, or (c) by independent legal counsel (selected by one or more of the Directors, whether or not a quorum and whether or not disinterested) in a written opinion, or (d) by the Shareholders. Anyone making such a determination under this Paragraph .04 may determine that a person has met the standards therein set forth as to some claims, issues or matters but not as to others, and may reasonably prorate amounts to be paid as indemnification.

05.     ADVANCES

Expenses incurred in defending civil or criminal action, suit or proceeding shall be paid by the Corporation, at any time or from time to time in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Paragraph .04 above upon receipt of an undertaking by or on behalf of the Director, Trustee, Officer, employee or agent to repay such amount unless it shall ultimately be by the Corporation is authorized in this Section.

06.     NONEXCLUSIVITY

The indemnification provided in this Section shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any law, bylaw, agreement, vote of shareholders or disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, Trustee, Officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

07.     INSURANCE

The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a Director, Trustee, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Trustee, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability assessed against such person in any such capacity or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability.

08.     "CORPORATION"  DEFINED

For purposes of this Section, references to the "Corporation" shall include, in addition to the Corporation, an constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power and authority to indemnify its Directors, Trustees, Officers, employees or agents, so that any person who is or was a Director, Trustee, Officer, employee or agent of such constituent corporation or of any entity a majority of the voting Shares of which is owned by such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Trustee, Officer, employee or agent of the corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving Corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

09.     FURTHER  BYLAWS

The Board of Directors may from time to time adopt further Bylaws with specific respect to indemnification and may amend these and such Bylaws to provide at all times the fullest indemnification permitted by the General Corporation Law of the State of Nevada.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS


EXHIBIT     DOCUMENT
 NO.

3.1 Articles of Incorporation of Novagen Solar Inc., incorporated by reference from the Company's Registration Statement on Form S-1 filed with the SEC on March 10, 2008

3.2 Bylaws of Novagen Solar Inc., incorporated by reference from the Company's Registration Statement on Form S-1 filed with the SEC on March 10, 2008

99.1 Audited Annual Financial Statements of Novagen Solar Inc., incorporated by reference from the Company's Amended Annual Report on Form 10-K filed with the SEC on May 17, 2010

99.2 Unaudited Quarterly Financial Statements of Novagen Solar Inc., incorporated by reference from the Company's Quarterly Financial Report on Form 10-Q filed with the SEC on August 9, 2010

99.3 Shares For Debt Agreement dated August 4, 2010 between Novagen Solar Inc. and Fahrinsland Capital LLC

99.4 Shares For Debt Agreement dated August 4, 2010 between Novagen Solar Inc. and Thomas Mills

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAGEN SOLAR INC.



/s/ Thomas Mills
Thomas Mills, CEO and Director
Date: August 9, 2010